UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2004
                                                 (September 15, 2004)

                     AMERICAN MEDICAL SECURITY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             Wisconsin                    1-13154            39-1431799
------------------------------------- ------------------ ---------------------
  (State or other jurisdiction of       (Commission           (IRS Employer
           incorporation)               File Number)       Identification No.)


            3100 AMS Boulevard
           Green Bay, Wisconsin                          54313
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (920) 661-1111
                                                    -----------------------


   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

Definitive Merger Agreement
---------------------------

         On September 15, 2004, American Medical Security Group, Inc., a Wisconsin corporation (the "Company"), announced that it has entered into a definitive agreement and plan of merger (the "Merger Agreement") with PacifiCare Health Systems, Inc., a Delaware corporation ("PacifiCare"), and its newly-formed, wholly-owned subsidiary, Ashland Acquisition Corp., a Wisconsin corporation ("Merger Subsidiary"). Under the terms of the Merger Agreement, which has been approved by each company's Board of Directors, PacifiCare will pay $32.75 in cash for each share of the Company's common stock (the "Common Stock") that is outstanding, for a total purchase price of approximately $502 million on a fully diluted basis. PacifiCare will also assume approximately $30.2 million of the Company's debt. Pursuant to the Merger Agreement, Merger Subsidiary will merge with and into the Company (the "Merger"), whereupon the separate existence of Merger Subsidiary shall cease and the Company shall become a wholly-owned subsidiary of PacifiCare. The Merger is subject to the approval of the Company's shareholders and other closing conditions, including the obtainment of required governmental approvals. The Merger does not require the approval of PacifiCare's stockholders and is not conditioned upon receipt of financing by PacifiCare. The Merger Agreement may be terminated by PacifiCare or the Company if the Merger has not been consummated by March 31, 2005 (the "End Date"). However, the End Date will automatically be extended to June 30, 2005 if the Merger has not been consummated by the End Date because of a failure to obtain (i) regulatory approvals and consents or (ii) clearance of the Company's proxy statement by February 28, 2005 by the Securities and Exchange Commission (the "SEC"). The Merger Agreement provides for a termination fee of $17,475,000, which is payable by the Company under certain circumstances.

         There are no material relationships between PacifiCare or Merger Subsidiary, on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, on the other hand, other than in respect of the Merger Agreement.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference. Reference is hereby made to the joint press release regarding the Merger, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Amendments to Employment Agreements and Benefit Plans
-----------------------------------------------------

         On September 15, 2004, the Company:

         (i) entered into an amendment to the employment agreement by and between the Company and the Company's Chief Executive Officer, Samuel V. Miller, to: (A) provide that the Company would not issue a notice of intention not to renew the agreement prior to its annual renewal on January 1, 2005; (B) provide that any excise tax gross-up payment due in respect of any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, will be made at the time the excise tax is incurred; (C) specify the assumptions to be used in determining any excise tax gross-up; and (D) provide that the Company shall purchase individual health and life insurance policies to effectuate its obligations to provide continuing insurance coverages due to the Chief Executive Officer and his dependents upon a qualifying separation of employment under the agreement;

         (ii) entered into an amendment to the Deferred Stock Agreement by and between the Company and the Company's Chief Executive Officer to provide, contingent upon the occurrence of the Merger, that the executive's fully vested shares of deferred stock of the Company would be settled at the time of the Merger by making a cash payment to the Chief Executive Officer in an amount equal to the product of the per share cash consideration payable in the Merger and the number of shares of deferred stock of the Company;

         (iii) entered into an amendment to the Company's Change of Control Severance Benefit Plan to (A) prohibit its amendment in any manner adverse to participants for a period of two years following a change of control; (B) provide that any excise tax gross-up payment due in respect of any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, will be made at the time the excise tax is incurred; (C) specify the assumptions to be used in determining any excise tax gross-up; and (D) provide that the Company shall purchase individual health and life insurance policies to effectuate its obligations to provide continuing insurance coverages due to a participant and his dependents upon a qualifying separation of employment under the plan; and

         (iv) determined that if a change of control of the Company occurs in 2004, pursuant to the Merger Agreement, (A) it will pay pro rata bonuses (based on projected performance to the end of the calendar year 2004) pursuant to the Company's 2004 Compensation Management Program, the Company's Executive Annual Incentive Plan, and/or the Company's Executive Management 2004 Interim Performance Award Plan and (B) the Company will also pay stub period bonuses for 2004 if an employee continues to be employed until the end of 2004 after having received a 2004 pro rata bonus.

         Some of the statements contained in this report are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the timing (including any possible delays) and receipt of regulatory approvals (including any conditions, limitations or restrictions placed thereon), as well as the risk that one or more governmental agencies may deny approval of the Merger; any delays in securing the approval of the shareholders of the Company of the Merger, as well as the risk that the shareholders of the Company do not approve the Merger; unexpected increases in health care costs; the Company's ability to predict future health care costs and adequately price its products; the Company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the Company's ability to control expenses; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the Company's existing and new products; adverse outcomes of legal proceedings; publicity about the Company; development of and changes in claims and litigation reserves; general economic conditions that impact the performance of the Company's investment portfolio or decisions of consumers to purchase the Company's products; and other factors that may be referred to in the Company's reports filed with the SEC from time to time. Forward-looking statements made in this report express expectations only as of the date they are made. The Company does not undertake any obligation to update or revise such statements as a result of new information or future events, except as required by applicable law.

         In connection with the Merger, the Company will file a proxy statement for the Company's special shareholders meeting with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to the Company's shareholders. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. Free copies of the Company's SEC filings are also available on the Company's website at http://www.eAMS.com under "Investors." Free copies of the proxy statement (when available) and other documents filed by the Company with the SEC may also be obtained from the Company by directing a request to American Medical Security Group, Inc., 3100 AMS Boulevard, Green Bay, Wisconsin 54313, Attention: Cliff Bowers, Investor/Media Relations, (920) 661-2766.

         PacifiCare and the Company and their respective officers and directors may be deemed, under SEC rules, to be participants in soliciting proxies from the Company's shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the officers and directors of PacifiCare and the Company is included in their respective definitive proxy statements for their 2004 Annual Meetings filed with the SEC in April 2004. More detailed information regarding the identity of these persons, and their interests in the solicitation, will be set forth in the Company's proxy statement to be filed with the SEC, and will be available free of charge at the SEC website, the Company's website, the SEC's public reference rooms, and from the Company via the contact information listed above.

Item 3.03.        Material Modification to Rights of Security Holders.

                  In connection with the Merger Agreement and the transactions contemplated thereby, the Board of Directors of the Company authorized the amendment of the Rights Agreement, dated as of August 9, 2001, as amended (the "Rights Agreement"), by and between the Company and Firstar Bank, N.A. (with LaSalle Bank National Association, as successor rights agent (the "Rights Agent")). Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement. The Amendment impacts the Company's Preferred Shares Purchase Rights associated with the Common Stock.

                  On September 15, 2004, the Company and the Rights Agent executed an amendment (the "Amendment") to the Rights Agreement. The Amendment provides, among other matters, that (i) none of PacifiCare, Merger Subsidiary or any of their respective Affiliates or Associates shall be, become or be deemed an "Acquiring Person" by virtue of the approval, execution, delivery, announcement or performance of the Merger Agreement or the consummation of the transactions contemplated thereby, including the Merger, and (ii) no Shares Acquisition Date, no Triggering Event, no Distribution Date, no Section 11(a)(ii) Event and no Section 13 Event shall be deemed to have occurred by reason of the approval, execution, delivery, announcement or performance of the Merger Agreement or consummation of the transactions contemplated thereby, including the Merger. The Amendment also provides that the Rights Agreement and the Rights established thereby will terminate in all respects immediately prior to the Effective Time (as defined in the Merger Agreement).

                  The Rights Agreement, including the form of Rights Certificate, is included as Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the SEC on August 14, 2001 and is incorporated herein by reference. The Appointment and Assumption Agreement, dated as of December 17, 2001, by and between the Company and the Rights Agent is included as
Exhibit 4.2 to the Company's Current Report on Form 8-K, filed with the SEC on February 5, 2002 and is incorporated herein by reference. The Amendment to Rights Agreement, dated as of February 1, 2002, by and between the Company and the Rights Agent is included as Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the SEC on February 5, 2002 and is incorporated herein by reference. The Amendment to Rights Agreement, dated as of June 4, 2002, by and between the Company and the Rights Agent is included as Exhibit 4.4(d) to the Company's Current Report on Form 8-K, filed with the SEC on June 19, 2002 and is incorporated herein by reference. The Amendment, dated as of September 15, 2004, by and between the Company and the Rights Agent, is included as Exhibit
4.5 to the Company's Registration Statement on Form 8-A (Amendment No. 1), filed with the SEC on September 15, 2004 and is incorporated herein by reference. The foregoing description of the Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits

          2.1 Agreement and Plan of Merger, dated as of September 15, 2004, by and among American Medical Security Group, Inc., PacifiCare Health Systems, Inc. and Ashland Acquisition Corp.

          4.1 Rights Agreement, dated as of August 9, 2001, by and between the Company and Firstar Bank, N.A., as rights agent (incorporated by reference to
                              Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the SEC on August 14,
                              2001)

          4.2 Appointment and Assumption Agreement, dated as of December 17, 2001, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed with the SEC on February 5, 2002)

          4.3 Amendment to Rights Agreement, dated as of February 1, 2002, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the SEC on February 5, 2002)

          4.4 Amendment to Rights Agreement, dated as of June 4, 2002, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.4(d) to the Company's Current Report on Form 8-K, filed with the SEC on June 19, 2002)

          4.5 Amendment to Rights Agreement, dated as of September 15, 2004, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form 8-A (Amendment No. 1), filed with the SEC on September 15, 2004)

          99.1 Press Release, dated September 15, 2004, announcing the execution of the Merger Agreement

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                American Medical Security Group, Inc.


                                By:  /s/ Timothy J. Moore
                                     -----------------------------------------
                                     Name:  Timothy J. Moore
                                     Title: Senior Vice President of
                                            Corporate Affairs, General Counsel
                                            and Secretary

Date:  September 15, 2004

                                 EXHIBIT INDEX

Exhibit No.       Document
-----------       --------

2.1 Agreement and Plan of Merger, dated as of September 15, 2004, by and among American Medical Security Group, Inc., PacifiCare Health Systems, Inc. and Ashland Acquisition Corp.

4.1 Rights Agreement, dated as of August 9, 2001, by and between the Company and Firstar Bank, N.A., as rights agent (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the SEC on August 14, 2001)

4.2 Appointment and Assumption Agreement, dated as of December 17, 2001, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed with the SEC on February 5,
                  2002)

4.3 Amendment to Rights Agreement, dated as of February 1, 2002, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the SEC on February 5, 2002)

4.4 Amendment to Rights Agreement, dated as of June 4, 2002, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.4(d) to the Company's Current Report on Form 8-K, filed with the SEC on June 19, 2002)

4.5 Amendment to Rights Agreement, dated as of September 15, 2004, by and between the Company and the Rights Agent (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form 8-A (Amendment No. 1), filed with the SEC on September 15, 2004)

99.1 Press Release, dated September 15, 2004, announcing the execution of the Merger Agreement